AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is entered into as of March 9, 1996, by and among PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation ("Palomar"), TTI ACQUISITION CORP., an Arizona corporation and a wholly-owned subsidiary of Palomar ("Sub"), TISSUE TECHNOLOGIES, INC., an Arizona corporation ("TTI"), and Mario Barton, an individual (the "Stockholder").

                                    RECITALS

                  A. The parties desire that Palomar acquire TTI in a "statutory merger" pursuant to which Sub will be merged with and into TTI (the "Merger"), with TTI being the surviving corporation of the Merger (the "Surviving
Corporation") on the terms and conditions set forth herein and in a Plan of Merger in substantially the form attached hereto as Exhibit A (the "Plan of Merger").

                  B. As a result of the Merger, TTI shall become a wholly-owned subsidiary of Palomar and the shareholders of TTI shall become shareholders of Palomar.

                  C. The Merger is  intended  to be  treated  as: (i) a tax-free reorganization pursuant to the provisions of Section 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"); and
(ii) a "pooling of interests" for financial reporting purposes.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1.       PLAN OF REORGANIZATION

                  1.1 THE MERGER. Subject to the terms and conditions of this Agreement, Sub will be merged with and into TTI in a statutory merger pursuant to the Plan of Merger and in accordance with applicable provisions of Arizona law as follows:

                  (a) CONVERSION OF SUB SHARES. At the effective time of the Merger, as specified in the Plan of Merger (the "Effective Time"), each share of Common Stock of Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one fully paid and non-assessable share of Common Stock of the Surviving Corporation.

                  (b) CONVERSION OF TTI SHARES. At the Effective Time, each share of the common stock, without par value, of TTI ("TTI Common Stock") issued and outstanding immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, shall be converted into the right to receive that number of shares of the common stock, $.01 par value per share, of Palomar ("Palomar Common Stock") which equals $20,000,000 divided by the lesser of (1) $6.25 or (2) the average closing "ask" price for Palomar Common Stock for the ten (10) trading days immediately prior to the Closing (as defined in Section 7.1 below), as quoted on the NASDAQ (the "Conversion Price") divided by the total number of shares of TTI Common Stock outstanding immediately before the Effective Time.

                  (c) ADJUSTMENT FOR STOCK SPLITS. The Conversion Price shall be appropriately adjusted for any stock split or combination of Palomar Common Stock, any reclassification or recapitalization of Palomar Common Stock, or any dividend on Palomar Common Stock payable in securities of Palomar, with a record date on or after the date hereof and on or before the Effective Time.

                  1.2 FRACTIONAL SHARES. No fractional shares of Palomar Common Stock shall be issued in connection with the Merger. In lieu thereof, each TTI shareholder who would otherwise be entitled to receive a fraction of a share of Palomar Common Stock will receive from Palomar, promptly after the Effective Time, an amount of cash equal to the Conversion Price multiplied by the fraction of a share of Palomar Common Stock to which such shareholder would otherwise be entitled.

                  1.3 EFFECTS OF THE MERGER. At the Effective Time: (a) the separate existence of Sub will cease, and Sub will be merged with and into TTI, and TTI will be the surviving corporation, pursuant to the terms of the Plan of Merger; (b) the Articles of Incorporation and Bylaws of TTI will continue unchanged as the Articles of Incorporation and Bylaws of the Surviving Corporation, (c) each share of Sub Common Stock outstanding immediately prior to the Effective Time will be converted into one share of Common Stock of the Surviving Corporation; (d) each share of TTI Common Stock outstanding immediately prior to the Effective Time will be converted into shares of Palomar Common Stock in accordance with Section 1.1(b) hereof; and (e) the Merger will, from and after the Effective Time, have all of the effects provided by applicable law.

                  1.4 FURTHER ASSURANCES. TTI, Sub and Palomar hereby agree that they will cause to be executed and filed and will record any document or documents prescribed by the laws of the State of Arizona or any other state and that they will cause to be performed all necessary or desirable acts within the State of Arizona and elsewhere to effectuate the Merger provided for herein, including, without limitation, execution, filing and delivery of any further deeds, assignments or assurances necessary or desirable to vest, perfect or confirm in the Surviving Corporation title to all property and rights of Sub and TTI.

                  1.5 TAX FREE REORGANIZATION. The parties intend to adopt this Agreement as a tax-free plan of reorganization and to consummate the Merger in accordance with the provisions of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, and the parties agree not to take any position inconsistent with this intention. The Palomar Common Stock issued in the Merger shall be issued solely in exchange for the TTI Common Stock pursuant to this Agreement, and no transaction other than the Merger represents, provides for or is intended to be, an adjustment to the consideration paid for the TTI Common Stock.

                  1.6 POOLING OF INTERESTS. The parties intend that the Merger be treated as a "pooling of interests" for accounting purposes.

2.       REPRESENTATIONS AND WARRANTIES OF TTI.

         TTI hereby represents and warrants that, except as set forth on the TTI Schedule of Exceptions attached hereto as Schedule 2:

                  2.1 ORGANIZATION AND GOOD STANDING. TTI is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, has the corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified as a foreign corporation in New Mexico. TTI does not own or lease real property, have employees or conduct intrastate business, nor is it required to be qualified to do business, in any jurisdictions other than New Mexico.

                  2.2 POWER, AUTHORIZATION AND VALIDITY.

                  (a) TTI has the corporate right, power and authority to enter into and perform its obligations under this Agreement, and all agreements to which it is or will be a party that are required to be executed pursuant to this Agreement, including, without limitation, the Plan of Merger (the "TTI Ancillary Agreements"). The execution, delivery and performance of this Agreement and the TTI Ancillary Agreements has been duly and validly approved and authorized by the Board of Directors of TTI and will be duly and validly approved by the unanimous vote of the shareholders of TTI prior to the Effective Time.

                  (b) No filing, authorization or approval, governmental or otherwise, is necessary to enable TTI to enter into, and to perform its obligations under, this Agreement and the TTI Ancillary Agreements, except for:
(a) the filing of Articles of Merger and the Plan of Merger with the Arizona Secretary of State and the filing of appropriate documents with the relevant authorities in New Mexico; (b) such filings and permits as may be required to comply with federal and state securities laws; and (c) the approval of this Agreement and the Plan of Merger by the TTI shareholders.

                  (c) This Agreement and the TTI Ancillary Agreements are, or when executed by TTI will be, valid and binding obligations of TTI enforceable in accordance with their respective terms, except as to the effect, if any, of:
(a) applicable bankruptcy and other similar laws affecting the rights of creditors generally; (b) rules of law governing specific performance, injunctive relief and other equitable remedies; and (c) the enforceability of provisions requiring indemnification in connection with the offering, issuance or sale of securities.

                  2.3 CAPITALIZATION. The authorized, issued and outstanding capital stock of TTI is set forth on Schedule 2.3. All issued and outstanding shares of TTI Common Stock are owned beneficially and of record by the persons set forth on Schedule 2.3 and have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to any right of rescission, and have been offered, issued, sold and delivered in compliance with all registration or qualification requirements (or applicable exemptions therefrom) of applicable federal and state securities laws. Except as set forth on Schedule 2.3, there are no options, warrants, conversion privileges or preemptive or other rights or agreements outstanding to purchase or otherwise acquire any of TTI's authorized but unissued capital stock ("Derivative Securities") or any agreements to issue Derivative Securities, and there is no liability for dividends accrued but unpaid. Prior to the Effective Time, each of the Derivative Securities shall have been exercised for or converted into TTI Common Stock and the shares of TTI Common Stock issued upon such exercise or conversion shall have been duly authorized and validly issued, shall be fully paid and nonassessable, shall not be subject to any right of rescission, and shall have been offered, issued, sold and delivered in compliance with all registration or qualification requirements (or applicable exemptions therefrom) of applicable federal and state securities laws. There are no voting agreements, rights of first refusal or other restrictions (other than normal restrictions on transfer under applicable federal and state securities laws) applicable to any of TTI's outstanding securities.

                  2.4 SUBSIDIARIES. TTI has no subsidiaries nor any equity interest, direct or indirect, in any corporation, partnership, joint venture or other business entity. TTI is autonomous and has not been a subsidiary or division of another corporation within two years of the date hereof for the purposes of Accounting Principles Board Opinion Number 16.

                  2.5 NO VIOLATION OF EXISTING AGREEMENTS. Neither the execution nor delivery of this Agreement or any TTI Ancillary Agreement, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of: (a) any provision of the Articles of Incorporation or Bylaws of TTI, as currently in effect; (b) in any material respect, any material instrument or contract to which TTI is a party or by which TTI is bound; or (c) any federal, state, local or foreign judgment, writ, decree, order, statute, rule or regulation applicable to TTI or its assets or properties. The consummation of the Merger will not require the consent of any third party and will not have a material adverse effect upon any rights, licenses, franchises, leases or agreements of TTI pursuant to the terms of those agreements.

                  2.6 LITIGATION. There is no action, proceeding, claim or investigation pending against TTI before any court or administrative agency, and, to the best of the knowledge of TTI, no such action, proceeding claim or investigation has been threatened. There is no basis for any shareholder or former shareholder of TTI, or any other person, firm, corporation or entity, to assert a claim against TTI, Sub or Palomar based upon: (a) ownership or rights to ownership of any shares of TTI Common Stock; or (b) any rights as or to become a TTI shareholder, between TTI and any of its shareholders or former shareholders in their capacity as such.

                  2.7 TTI FINANCIAL STATEMENTS. Attached hereto as Schedule 2.7 are copies of TTI's unaudited balance sheets as of December 31, 1995 and the related unaudited statements of income, shareholders' equity and changes in cash flow for the years then ended (collectively,

"TTI Financial Statements"). The TTI Financial Statements: (a) have been prepared in accordance with generally accepted accounting principles ("GAAP") except that the unaudited statements do not contain notes, and (b) fairly present the financial condition of TTI at the respective dates therein indicated and the results of operations for the respective periods therein specified. TTI has no material debt, liability or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected, reserved against or disclosed in the Balance Sheet as of December 31, 1995 (the "Financial Statement Date"), except for (i) those that are not required to be reported in accordance with generally accepted accounting principles and are disclosed by TTI in writing to Palomar to the extent required pursuant to Section 4.1 hereof and (ii) those that may have been incurred after the Financial Statement Date in the ordinary course of TTI's business, consistent with past practice.

                  2.8 TAXES. TTI has filed all federal, state, local and foreign tax and information returns required to be filed, has paid all taxes required to be paid in respect of all periods for which returns have been filed, has established an adequate accrual or reserve for the payment of all taxes payable in respect of the periods subsequent to the periods covered by the most recent applicable tax returns, has made all necessary estimated tax payments, and has no liability for taxes in excess of the amount so paid or accruals or reserves so established in the applicable TTI Financial Statements. True, correct and complete copies of all such tax and information returns have been provided or made available by TTI to Palomar. TTI is not delinquent in the payment of any tax or the filing of any tax returns, and no deficiencies for any tax have been threatened, claimed, proposed or assessed which have not been settled or paid nor is TTI aware of any basis for such. No tax return of TTI has ever been audited by the Internal Revenue Service or any state taxing agency or authority. For the purpose of this Section, the terms "tax" and "taxes" include all federal, excise, state, local and foreign income, gains, franchise, property, sales, use, employment, license, payroll, occupation, according, value added or transfer taxes, governmental charges, fees, levies or assessments (whether payable directly or by withholding), and, with respect to such taxes, any estimated tax, interest and penalties or additions to tax and interest on such penalties and additions to tax. TTI will not, as a result of the Merger, become liable for any income tax not adequately reserved against on the TTI Financial Statements. TTI has not filed a consent pursuant to Section 341(f) of the Code.

                  2.9 TITLE TO PROPERTIES. TTI has good and marketable title to all of its assets as shown on its balance sheet as of the Financial Statement Date included in the TTI Financial Statement, free and clear of all liens, charges, encumbrances (other than for taxes not yet due and payable). The machinery and equipment included in such properties are in all material respects in good condition and repair, normal wear and tear excepted, and all leases, real or personal property to which TTI is a party are fully effective and afford TTI, as the case may be, peaceful and undisturbed possession of the subject matter of the lease. TTI is not in violation of any zoning, building, safety, environmental ordinance, regulation or requirement or other law or regulation applicable to the operation of its owned or leased properties (the violation of which would have a material adverse effect on its business), and TTI has not received any notice of such violation with which it has not complied or had waived.

                  2.10 ABSENCE OF CERTAIN CHANGES. Since the Financial Statement Date, except as contemplated by this transaction or disclosed on Schedule 2.10,
TTI:

                  (a) has operated its business in the normal, usual and customary manner in the ordinary and regular course of business;

                  (b) has not sold or otherwise disposed of any of its properties or assets, other than inventory sold in the ordinary course of business;

                  (c) except in each case in the ordinary course of business,

                           (i) has not  amended or  terminated  any  outstanding
                  lease, contract or agreement,

                           (ii) has not incurred any  obligations or liabilities
                  (fixed, contingent or other), and

                           (iii) has not entered any commitments;

                  (d) has not made any transactions outside the ordinary course of business in its inventory or any additions to its property or any purchases of machinery or equipment, except for normal maintenance and replacements;

                  (e) has not discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent) other than current liabilities or obligations under contracts then existing or thereafter entered into in the ordinary course of business, and commitments under leases existing on that date or incurred since that date in the ordinary course of business;

                  (f) has not mortgaged, pledged or subjected to lien or any other encumbrances, any of its assets, tangible or intangible;

                  (g) has not sold or transferred any tangible asset or cancelled any debts or claims except in each case in the ordinary course of business;

                  (h) has not sold, assigned, licensed or transferred any patents, trademarks, trade names, trade secrets, copyrights or other intangible assets;

                  (i) has not increased the compensation payable or to become payable to any of its officers, employees, or agents;

                  (j) has not suffered any material damage, destruction or loss (whether or not covered by insurance) or any acquisition or taking of property by any governmental authority;

                  (k) has not waived any rights which individually or in the aggregate exceed $10,000;

                  (l) has not experienced any organized work stoppage or industrial action;

                  (m) has not declared, set aside, or paid any cash or stock dividend or other distribution in respect of its capital stock, or redeemed or otherwise acquired any of its capital stock;

                  (n) has not issued or sold any shares of its capital stock of any class, or any other of its securities, or issued or created any warrants; obligations, subscriptions, options, convertible securities or other commitments to issue capital stock;

                  (o) has not split or combined its outstanding shares of capital stock or entered into any recapitalization or reclassification affecting the number of outstanding shares of its capital stock or affecting any other of its securities;

                  (p) has not merged, consolidated with or reorganized with or acquired any other entity;

                  (q) has not entered into any other transaction or transactions which individually or in the aggregate are material to TTI;

                  (r) has not entered into any agreement to do any of the foregoing; or

                  (s) has not entered into any other transaction or transactions which individually or in the aggregate are material to TTI, other than in the ordinary course of business.

                  2.11 AGREEMENTS AND COMMITMENTS. Schedule 2.11 sets forth a true, correct and complete list of TTI's Material Contracts (as defined below). Except as set forth in Schedule 2.11 attached hereto, or as listed in Schedule 2.12, Schedule 2.15(c) or Schedule 2.15(f), TTI is not a party or subject to any material, oral or written agreement, obligation or commitment which is described below ("Material Contracts").

                  (a) Contract, commitment, letter contract, quotation, purchase order, bid or proposal providing for, or with a reasonable possibility of resulting in, payments by or to TTI in an aggregate amount of (i) $10,000 or more in the ordinary course of business; or (ii) $5,000 or more not in the ordinary course of business.

                  (b) License agreement as licensor or licensee providing for, or with a reasonable possibility of resulting in, payment by or to TTI in an aggregate amount of: (i) $10,000 or more in the ordinary course of business; or
(ii) any amount if not in the ordinary course of business (including all licenses to TTI, but excluding licenses where TTI is a licensee of standard non-exclusive software licenses granted to end user customers by third parties in the ordinary course of business).

                  (c) Agreement by TTI to encumber, transfer or sell rights in or with respect to any Intellectual Property (as defined in Section 2.12 hereof).

                  (d) Agreement for the sale or lease of real or personal property involving more than $10,000 per year.

                  (e)  Dealer,  distributor,   sales  representative,   original
equipment manufacturer, value added remarketer or other agreement for the distribution of TTI's products.

                  (f)      Franchise agreement or financing statement.

                  (g)      Stock redemption or purchase agreement.

                  (h) Joint venture contract or arrangement or any other agreement that involves a sharing of profits with other persons.

                  (i) Instrument evidencing indebtedness for borrowed money by way of direct loan, sale of debt securities, purchase money obligation, conditional sale, guarantee or otherwise, except for trade indebtedness and advances to employees incurred in the ordinary course of business, and except as disclosed in the TTI Financial Statements dated as of, or for the period ending, on the Financial Statement Date.

                  (j) Contract containing covenants purporting to limit TTI's freedom to compete in any line of business in any geographic area.

                  (k)      Warranty, indemnity or guaranty agreements.

         All agreements,  obligations  and commitments  listed in Schedule 2.11,
Schedule 2.12, Schedule 2.15(c) or Schedule 2.15(f) (the "Material Contracts") are valid and in full force and effect in all material respects and a true and complete copy of each has been delivered to Palomar's counsel. TTI is not, and to the best knowledge of TTI, no other party is, in breach or default in any material respect under the terms of any such agreement, obligation or commitment, which breach or default may reasonably be expected to have a material adverse effect on TTI. TTI is not a party to any contract or arrangement which it reasonably expects will have a material adverse effect on its business or prospects. TTI has no material liability for renegotiation of government contracts or subcontracts, if any. Each Material Contract can be performed without a loss to TTI or Sub.

                  2.1  INTELLECTUAL  PROPERTY.  TTI owns all  right,  title  and interest in, or has the right to use, free and clear of all security interests, liens and encumbrances, all patents, trademarks, trade dress, designs, service marks, trade names, mask works, copyrights, trade secrets, know-
how, technology and other intellectual property and proprietary rights, including, without limitation, all patent, trademark and copyright registrations and applications for the registration thereof, necessary to the conduct of its business as presently conducted and as proposed to be conducted including, without limitation, the trademark "Tru-Pulse" and all items listed in Schedule
2.12 ("Intellectual Property"). All Intellectual Property created by or for TTI was created solely by full-time, regular employees of TTI within the scope of their employment and TTI has obtained from each employee an executed agreement pursuant to which the employee assigned to TTI (and to the extent such assignment could not be made at the time of execution of the agreement, agreed to assign to TTI) all of the employee's right, title and interest in and to any of the Intellectual Property and agreed to maintain in confidence any trade secrets or confidential information of TTI. TTI has taken measures which it believes are reasonable to protect all Intellectual Property and are at least consistent with industry practice, and TTI is not aware of any infringement of such Intellectual Property by any third party. Schedule 2.12 attached hereto is a true and complete list of all Intellectual Property owned or licensed by TTI and such schedule distinguishes Intellectual Property owned by TTI from Intellectual Property licensed by TTI. No material loss, cancellation, termination or expiration of any copyright or trademark registration or patent nor any opposition to any registration or application for registration is foreseeable by TTI except as set forth on Schedule 2.12. TTI represents that it has timely paid all maintenance fees for all patents and trademark and copyright registrations listed on Schedule 2.12 and that no patents or copyright or trademark registrations listed on Schedule 2.12 have expired for failure to pay maintenance fees. TTI is not using any trademarks, tradenames, trade dress or service marks in commerce other than those listed on Schedule 2.12. Copies of all forms of non-disclosure or confidentiality agreements utilized to protect such Intellectual Property have been provided or made available to Palomar. The business of TTI as presently conducted and as proposed to be conducted by TTI does not and, to the best knowledge of TTI, will not cause TTI to infringe or violate any of the patents, trademarks, trade dress, designs, service marks, trade names, mask works, copyrights, trade secrets, know-how, technology and other intellectual property and proprietary rights (including without limitation moral and personal rights), of any other person, and TTI has not received any claim or notice of infringement or potential infringement of such rights of any other person which could be expected to have a material adverse effect on TTI's business.

                  2.13 COMPLIANCE WITH LAWS. TTI has complied with all applicable laws, ordinances, regulations and rules, and all orders, writs injunctions, awards, judgments and decrees, applicable to TTI or to its assets, properties and business (the violation of which would have a material adverse effect upon TTI), including, without limitation: (a) all applicable federal and state securities laws and regulations; (b) all applicable federal, state and local laws, ordinances and regulations, and all orders, writs, injunctions, awards, judgments and decrees, pertaining to (i) the sale, licensing, leasing, ownership or management of TTI's owned, leased or licensed real or personal property, products and technical data, (ii) employment and employment practices, terms and conditions of employment, and wages and hours, and (iii) safety, health, fire prevention, environmental protection (including toxic waste disposal and related matters described in Section 2.21 hereof), building standards, zoning and other similar matters; and (c) the Export Administration Act and regulations promulgated thereunder and all other laws, regulations, rules, orders, writs, injunctions, judgments and decrees applicable to the export or re-export of controlled commodities or technical data controlled under the Export Administration Act. TTI has received all material permits and approvals from, and have made all material filings with, third parties, including government agencies and authorities, that are necessary in connection with its present business.

                  2.14 CERTAIN TRANSACTIONS AND AGREEMENTS. None of the officers or directors of TTI, nor any member of any officer's or director's immediate family, has any direct or indirect ownership interest in any firm or corporation that competes with TTI (except with respect to any interest that is not a material portion of the assets of such person and is less than one percent of the stock of any corporation whose stock is publicly traded). None of such officers or directors, or any member of any officer's or director's immediate family, is or has been directly or indirectly interested in any contract or informal arrangement with TTI, within the last three years, except for compensation for services as an officer, director or employee of TTI. None of such officers or directors or family members has any interest in any property, real or personal, tangible or intangible, including but not limited to Intellectual Property, used in the business of TTI, except for the normal rights of a shareholder.

                  2.15 EMPLOYEES.

                  (a) Schedule 2.15(a) contains a list of all employment contracts currently in effect that are not terminable at will without cost to TTI (other than agreements with the sole purpose of providing for the confidentiality of proprietary information or assignment of inventions). All officers, employees and consultants of TTI having access to proprietary information of TTI have executed and delivered to TTI an agreement regarding the protection of such proprietary information and the assignment of inventions to TTI.

                  (b) TTI has: (i) never been and is not now subject to a union organizing effort; (ii) is not subject to any collective bargaining agreement with respect to any of its employees; (iii) is not subject to any other contract, written or oral, with any trade or labor union, employees' association or similar organization; and (iv) has no material current labor dispute. TTI has good labor relations, and has no knowledge of any facts indicating that the consummation of the transactions contemplated hereby will have a material adverse effect on such labor relations, and has no knowledge that any of its key employees intends to leave its employ.

                  (c) Schedule 2.15(c) contains a list of all pension, retirement, disability, medical, dental or other health plans, life insurance or other death benefit plans, profit sharing, deferred compensation agreements, stock, option, bonus or other incentive plans, vacation, sick, holiday or other paid leave plans, severance plans or other similar employee benefit plans maintained by TTI (the "Employee Plans"), including, without limitation, all "employee benefit plans" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Each of the Employee Plans, and its operation and administration, is, in all material respects, in compliance with all applicable federal, state, local and other governmental laws and ordinances, orders, rules and regulations, including the requirements of ERISA and the Code. All such Employee Plans that are "employee pension benefit plans" (as defined in Section 3(2) of ERISA) have received favorable determination letters that such plans satisfy the qualification requirements of the Tax Equity and Fiscal Responsibility Act of 1982, the Deficit Reduction Act of 1984 and the Retirement Equity Act of 1984. In addition, TTI has not been a participant in any "prohibited transaction," within the meaning of Section 406 of ERISA, with respect to any employee pension benefit plan (as defined in Section 3(2) of ERISA) which TTI sponsors as employer or in which TTI participates as employer, which was not otherwise exempt pursuant to Section 408 of ERISA (including any individual exemption granted under Section 408(a) of ERISA), or which could result in an excise tax under the Code. The group health plans, as defined in Section 498(g) of the Code, that benefit employees of TTI are in compliance with the continuation coverage requirements of Subsection 4980B(g) of the Code. There are no outstanding violations of Section 4090B of the Code with respect to any Employee Plan, covered employees or qualified beneficiaries.

                  (d) To the best knowledge of TTI, no employee of TTI is in material violation of: (a) any term of any employment contract, patent disclosure agreement or noncompetition agreement; or (b) any other contract or agreement, or any restrictive covenant, relating to the right of any such employee to be employed by TTI or to use trade secrets or proprietary information of others. To the best knowledge of TTI, the employment of any employee of TTI does not subject TTI to any liability to any third party.

                  (e) TTI is not a party to any: (a) agreement with any executive officer or other key employee of TTI (i) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving TTI in the nature of any of the transactions contemplated by this Agreement and the TTI Ancillary Agreements, (ii) providing any term of employment or compensation guarantee, or (iii) providing severance benefits or other benefits after the termination of employment of such employee regardless of the reason for such termination of employment, or (b) agreement or plan, including, without limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be calculated on the basis of any of the transactions by this Agreement and the TTI Ancillary Agreements. TTI is not obligated to make any excess parachute payment, as defined in Section 280G(b)(1) of the Code, nor will any excess parachute payment be deemed to have occurred as a result of or arising out of the Merger.

                  (f) A list of ongoing employees, officers and technical, engineering and development consultants of TTI and their current compensation is forth on Schedule 2.15(f) attached hereto.

                  (g) All contributions due from TTI with respect to any of the Employee Plans have been made or accrued on TTI's financial statements, and no further contributions will be due or will have accrued thereunder as of the Closing Date.

                  2.16 CORPORATE DOCUMENTS. TTI has made available to Palomar for examination all material documents and information of TTI, including, without limitation, the documents and agreements referenced in the Schedules to this Agreement and the following: (a) copies of TTI's Articles of Incorporation, Bylaws as currently in effect; (b) TTI's Minute Book containing all records of all proceedings, consents, actions and meeting of TTI's board of directors and shareholders; (c) TTI's stock ledger and journal reflecting all stock issuances and transfers; and (d) all permits, orders and consents issued by any regulatory agency with respect to TTI, or any securities of TTI, and all applications for such permits, orders and consents.

                  2.17 NO BROKERS. TTI is not obligated for the payment of fees or expenses of any investment banker, broker or finder in connection with the origin, negotiations or execution of this Agreement or the TTI Ancillary Agreements or in connection with any transaction contemplated hereby or thereby.

                  2.18 DISCLOSURE. Neither this Agreement, its exhibits and schedules, nor any of the certificates or documents to be delivered by TTI to Palomar under this Agreement, taken together, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which such statements were made, not misleading.

                  2.19 BOOKS AND RECORDS.

                  (a) The books, records and accounts of TTI: (a) are in all material respects true, complete and correct; (b) have been maintained in accordance with good business practices on a basis consistent with prior years;
(c) are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of TTI; and (d) accurately and fairly reflect the basis for the TTI Financial Statements.

                  (b) TTI has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary (1) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and
(2) to maintain accountability for assets; and (iii) the amount recorded for assets on the books and records of TTI is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  2.20 INSURANCE. TTI maintains the insurance policies listed on
Schedule 2.20. The insurance  policies listed and described  briefly on Schedule
2.20 constitute all of the policies in force and effect in respect of the business, properties and assets, including, without limitation, insurance on personnel, of TTI. TTI is not in default under any such policy. The insurance policies so listed and identified are sufficient in nature, scope and amounts to insure adequately (and, in any event, in amounts sufficient to prevent TTI from becoming a co-insurer within the terms of such policies) the business, properties and assets of TTI. TTI has not been refused insurance by any insurance carrier to which it has applied for insurance.

                  2.21 ENVIRONMENTAL MATTERS.

                  (a) TTI does not own any real property. During the period that TTI has leased its properties, there have been no disposals, releases or threatened releases of Hazardous Materials (as defined below) from or any presence thereof on such properties which reasonably could have a material adverse effect upon the business or financial statements of TTI. TTI has no knowledge of any presence, disposals, releases or threatened releases of Hazardous Materials on or from any of such properties. For purposes of this Agreement, the terms "disposal," "release," and "threatened release" shall have the definitions assigned thereto by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S. @9601 et seq., as amended ("CERCLA"). For the purposes of this Section 2.21, "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is or becomes prior to the Closing Date regulated under, or defined as a "hazardous substance," "pollutant," "contaminant," "toxic chemical," "hazardous material," "toxic substance" or "hazardous chemical" under: (i) CERCLA; (ii) the Emergency Planning and Community Right-to-Know Act, 42 U.S. Section 11001 et seq.; (iii) the Hazardous Materials Transportation Act, 49 U.S. Section 1801, et seq.; (iv) the Toxic Substances Control Act, 15 U.S. Section 2601 et seq.; (v) the Occupational Safety and Health Act of 1970, 29 U.S. Section 651 et seq.; (vi) regulations promulgated under any of the above statutes; or (vii) any applicable state or local statute, ordinance, rule or regulation that has a scope or purpose similar to those identified above.

                  (b) None of the properties leased by TTI are known by TTI to be in material violation of any federal, state or local law, ordinance, regulation or order relating to industrial hygiene or to the environmental conditions in such properties, including, but not limited to, soil and ground water condition.

                  (c) During the time that TTI has leased its properties, TTI has not, nor to its best knowledge, has any third party used, generated, manufactured or stored in such properties or transported to or from such properties any material amount of Hazardous Materials.

                  (d) During the Period that TTI has leased its properties, to the best knowledge of TTI, no Hazardous Materials have been transported from such properties to any site or facility now listed or proposed for listing on the National Priorities List, at 40 C.R.F. Part 300, or any list with a similar scope or purpose published by any state authority.

                  2.22  GOVERNMENT  CONTRACTS.  Schedule 2.22 sets forth a true, correct and complete list of all contracts between TTI and any Government Contract Party (as defined below). All representations, certifications and disclosures made by TTI to any Government Contract Party were in all respects current, complete and accurate at the time they were made, and TTI has no knowledge of acts, omissions or non-compliance with regard to any applicable public contracting statute, regulation, or contract requirement (whether express or incorporated by reference)
relating to any of TTI's contracts with any Government Contract Party that has led to or reasonably could lead to, either before or after the Closing Date: (i) any material claim or dispute involving TTI and/or Palomar and any Government Contract Party; or (ii) any suspension, debarment or contract termination, or proceeding related thereto which could be reasonably expected to have a material adverse effect on TTI. TTI represents and warrants that it has no knowledge of, and has no reason to know of, any acts or omissions relating to the licensing or selling to any Government Contract Party, or marking, of any of TTI technical data or computer software, that has led to or reasonably could lead to, either before or after the Closing Date, any material cloud on any of TTI's rights in and to its technical data or computer software, and that all of TTI's development of technical data and computer software was developed exclusively at private expense. For purposes of this Section 2.22, the term "Government Contract Party" means any independent or executive agency, division, subdivision, audit group, or procuring office of the federal government, including any prime contractor of the federal government and any higher level subcontractor of a prime contractor of the federal government, and including any employees or agents thereof, in each case acting in such capacity.

3.       REPRESENTATIONS AND WARRANTIES OF PALOMAR AND SUB.

         Palomar and Sub hereby jointly and severally represent and warrant, that, except as set forth on the Palomar Schedule of Exceptions attached hereto as Schedule 3:

                  3.1 ORGANIZATION AND GOOD STANDING. Palomar and Sub are corporations duly organized, validly existing and in good standing under the laws of the States of Delaware and Arizona, respectively, and each has the corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted and as proposed to be conducted. Neither Palomar nor Sub now owns or leases real property, has employees or conducts business, nor is required to be qualified to do business in any jurisdiction other than Delaware and Massachusetts in the case of Palomar and Arizona in the case of Sub.

                  3.2 POWER, AUTHORIZATION AND VALIDITY.

                  (a) Each of Palomar and Sub has the  corporate  right,  power, legal capacity and authority to enter into and perform its respective obligations under this Agreement, and all agreements to which Palomar or Sub is or will be a party that are required to be executed pursuant to this Agreement, including, without limitation, the Plan of Merger (the "Palomar Ancillary Agreements"). The execution, delivery and performance of this Agreement and the Palomar Ancillary Agreements has been duly and validly approved and authorized by each of Palomar's and Sub's Board of Directors and Palomar, as sole shareholder of Sub. The approval of the shareholders of Palomar is not required for such actions.

                  (b) No filing, authorization or approval, governmental or otherwise, is necessary to enable Palomar or Sub to enter into or perform its obligations under this Agreement and the Palomar Ancillary Agreements, except for: (a) the filing of the Articles of Merger and

Plan of Merger with the Arizona Secretary of State; and (b) such filings and permits as may be required to comply with federal and state securities laws.

                  (c) This Agreement and the Palomar Ancillary Agreements are, or when executed by Palomar and Sub will be, valid and binding obligations of Palomar and Sub, enforceable in accordance with their respective terms, except as to the effect, if any, of: (i) applicable bankruptcy and other similar laws affecting the rights of creditors generally; (ii) rules of law governing specific performance, injunctive relief and other equitable remedies; and (iii) the enforceability of provisions requiring indemnification in connection with the offering, issuance or sale of securities.

                  3.3 CAPITALIZATION. The authorized capital stock of Sub consist of 1,000 shares of Common Stock, $.01 par value per share, all of which are issued, outstanding and owned beneficially and of record by Palomar. The authorized capital stock of Palomar consists of 40,000,000 shares of Common
Stock and 5,000,000 shares of preferred stock. $.01 par value per share ("Preferred Stock"). Schedule 3.3 sets forth the capitalization of Palomar as of February 16, 1996. All issued and outstanding shares of Palomar Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to any right of rescission, and have been offered, issued, sold and delivered by Palomar or Sub in compliance with all registration or qualification requirements (or applicable exemptions therefrom) of applicable federal and state securities laws.

                  3.4 SEC DOCUMENTS; FINANCIAL STATEMENTS. Palomar has made available to TTI a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Palomar with the Securities Exchange Commission (the "Commission") since December 20, 1994 (as such documents have since the time of their filing been amended, the "Palomar SEC Documents"), which are all the documents (other than preliminary material) that Palomar was required to file with the Commission since such date. As of their respective dates, the Palomar SEC Documents and any forms, reports and other documents filed by Palomar after the date of this Agreement complied or will comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the Commission thereunder applicable to such Palomar SEC Documents or such other forms, reports or other documents, and none of the Palomar SEC Documents contained, or will contain at the time they are filed, any untrue statement of a material fact or omitted, or will omit at the time they are filed, to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Palomar included in the Palomar SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the Commission) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, which were not individually or in the aggregate material) in all material respects the financial position of Palomar as at the dates thereof and the results of its operations and cash flows for the periods then ended.

                  3.5 ABSENCE OF CERTAIN CHANGES. Since the date of the most recent Palomar SEC Document, except as contemplated by this transaction or as disclosed on Schedule 3.5, there has not been with respect to Palomar or Sub any material adverse change in the business, results of operations or creditors of Palomar or Sub.

                  3.6 NO BROKERS. Palomar is not obligated for the payment of fees or expenses of any investment banker, broker or finder in connection with the origin, negotiation or execution of this Agreement or the Palomar Ancillary Agreements, or in connection with any transaction contemplated hereby or thereby.

                  3.7 NO VIOLATION OF EXISTING AGREEMENTS. Neither the execution nor delivery of this Agreement or any Palomar Ancillary Agreement, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of: (a) any provision of the Certificate of Incorporation or Bylaws of Palomar or Sub, as currently in effect; (b) in any material respect, any material instrument or contract to which Palomar or Sub is a party or by which Palomar or Sub is bound or which Palomar or Sub will become a party to or be bound by prior to the Closing; or
(c) any federal, state, local or foreign judgment, writ, decree, order, statute, rule or regulation applicable to Palomar or Sub or their assets or properties.

4.       TTI AND STOCKHOLDER PRECLOSING COVENANTS.

         During the period from the date of this Agreement until the Effective Time, each of TTI and the Stockholder covenants and agrees as follows:

                  4.1 ADVICE OF CHANGES. TTI shall promptly advise Palomar in writing: (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of TTI contained in this Agreement, if made on or as of the date of such event or the Closing Date, untrue or inaccurate in any material respect; and (b) of any material adverse change in TTI's business, results of operations or financial condition. TTI shall deliver to Palomar within 15 days after the end of each monthly accounting period ending after the date of this Agreement and before the Closing Date, an unaudited balance sheet and statement of operations, which financial statements shall be prepared in the ordinary course of business, in accordance with the corporation's books and records and generally accepted accounting principles and shall fairly present the financial position of the corporation as of their respective dates and the results of the corporation's operations for the periods then ended.

                  4.2 MAINTENANCE OF BUSINESS. TTI shall use best efforts to carry on and preserve its goodwill, its business and its relationships with customers, suppliers, employees and others in substantially the same manner as it has prior to the date hereof. If TTI becomes aware of a material deterioration in the relationship with any customer, supplier or key employee, it will promptly bring such information to the attention of Palomar in writing
(provided, however, that TTI shall not be required to disclose to Palomar confidential information of a third party so long as TTI informs Palomar in writing that it is unable to provide such information in a specific case and the reason therefor, and provides such information to Palomar's counsel, on an "attorney-only basis,") if requested by Palomar and, if requested by Palomar, will exert all reasonable efforts to restore the relationship.

                  4.3 CONDUCT OF BUSINESS. TTI from the date hereof to the Closing Date.

                  (a) will operate its business in the normal, usual and customary manner in the ordinary and regular course of business;

                  (b) will not sell or otherwise dispose of any of its properties or assets, other than inventory of finished goods sold in the ordinary course of business;

                  (c) except in each case in the ordinary course of business,

                       (i) will not amend or terminate  any  outstanding  lease,
                  contract or agreement,

                       (ii) will not incur any obligations or liabilities (fixed, contingent or other), and

                       (iii) will not enter into any commitments;

                  (d) will not make any unusual transactions in its inventory or any additions to its property or any purchases of machinery or equipment, except for normal maintenance and replacements;

                  (e) will not discharge or satisfy any lien or encumbrance or pay any obligation or liability (absolute or contingent) other than current liabilities or obligations under contracts now existing or hereafter entered into in the ordinary course of business, and commitments under leases now existing;

                  (f) will not mortgage, pledge or subject to lien or any other encumbrances, any of its assets, tangible or intangible unless such mortgage, pledge, lien or encumbrance is discharged before the Closing;

                  (g) will not sell or transfer any tangible asset or cancel any debts or claims except in each case in the ordinary course of business;

                  (h) will not sell, assign, license or transfer any patents, trademarks, trade names, trade secrets, copyrights or other intangible assets;

                  (i) will not increase the compensation payable or to become payable to any of its officers, employees, or agents;

                  (j) will not suffer any material damage, destruction or loss (whether or not covered by insurance) or any acquisition or taking of property by any governmental authority;

                  (k)      will not waive any rights of substantial value;

                  (l) will not declare, set aside, or pay any cash or stock dividend or other distribution in respect of its capital stock, or redeem or otherwise acquire any of its capital stock;

                  (m) will not issue or sell any shares of its capital stock of any class, or any other of its securities, or issue or create any warrants; obligations, subscriptions, options, convertible securities or other commitments to issued capital stock;

                  (n) will not split or combine its outstanding shares of capital stock or enter into any recapitalization or reclassification affecting the number of outstanding shares of its capital stock or affecting any other of its securities;

                  (o) will not merge, consolidate with or reorganize with or acquire any other entity;

                  (p) will not enter into any other transaction or transactions which individually or in the aggregate are material to TTI; or

                  (q) will not enter into any agreement to do any of the foregoing.

                  4.4 SHAREHOLDER APPROVAL. TTI shall solicit the written consent of its shareholders for the purpose of approving this Agreement, the
Plan of Merger, the Merger and all other matters necessary to consummate the transactions contemplated in this Agreement. In connection with such solicitation of written consent, TTI will recommend such approval to its shareholders. The Stockholder shall use his best efforts to assist in obtaining shareholder approval, including, without limitation, voting in favor of, or consenting to, the Merger and related transactions.

                  4.5 REGULATORY APPROVALS. TTI shall execute and file, or join in the execution and filing, of any application or other document that may be necessary or desirable to obtain the authorization, approval or consent of any governmental body, federal, state, local or foreign which may be reasonably required, or which Palomar may reasonably request, in connection with the consummation of the transactions contemplated by this Agreement. TTI will use all reasonable efforts to obtain all such authorizations, approvals and consents.

                  4.6 NECESSARY CONSENTS. TTI shall use all reasonable efforts to obtain such written consents and take such other actions as may be necessary or appropriate for TTI, in addition to those set forth in Section 4.5, to allow the consummation of the transactions contemplated hereby and to allow the Surviving Corporation to carry on TTI's business after the Closing.

                  4.7 LITIGATION. TTI shall notify Palomar in writing promptly after learning of any actions, suits, proceedings or investigations by or before any court, board or governmental agency, initiated by or against TTI, or known by TTI to be threatened against it.

                  4.8 NO OTHER NEGOTIATIONS. From the date hereof until the termination of this Agreement (provided such termination is not in breach of this Agreement) or consummation of the Merger, TTI shall not, and shall not authorize or permit any officer, director, employee or affiliate of TTI, or any other person, on its behalf to, directly or indirectly, solicit or encourage any offer from any party or encourage any offer from any party or consider any inquiry or proposal received from any party other than Palomar, concerning the possible disposition of all or any material portion of TTI's business, assets or capital stock by merger, sale or any other means. TTI shall promptly notify Palomar orally and in writing of any such offer, inquiry or proposal.

                  4.9 ACCESS TO INFORMATION. Until the Closing, TTI will allow Palomar and its agents full and complete access to the files, books, records and offices of TTI, including, without limitation, any and all information relating to TTI's taxes, commitments, contracts, leases, licenses, and real, personal and intangible property and financial condition. TTI will cause its accountants to cooperate with Palomar and its agents in making available all financial information reasonably requested, including without limitation the right to examine all working papers pertaining to all financial statements prepared or audited by such accountants. Notwithstanding the foregoing, TTI shall not be required to provide Palomar with access to competitive information, and may provide that such information shall only be available to Palomar's outside accountants or legal counsel.

                  4.10 SATISFACTION OF CONDITIONS PRECEDENT. TTI shall use all reasonable efforts to satisfy or cause to be satisfied all the conditions precedent which are set forth in Section 9, and TTI will use all reasonable efforts to cause the transactions contemplated by this Agreement to be consummated, and, without limiting the generality of the foregoing, to obtain all consents and authorizations of third parties and to make all filings with, and give all notices to, third parties that may be necessary or reasonably required on its part to effect the transactions contemplated hereby.

                  4.11 DISSENTER'S NOTICE. TTI shall send notice of the approval of the Merger by the TTI shareholders to each TTI shareholder entitled to dissent, which notice shall comply with the dissenter's rights provisions of the Arizona Corporations Code.

5.       PALOMAR PRECLOSING COVENANTS.

         During the period from the date of this Agreement until the Effective Time, each of Palomar and Sub covenants and agrees as follows:

                  5.1 ADVICE OF CHANGES. Each of Palomar and Sub shall promptly advise TTI in writing: (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of Palomar or Sub contained in this Agreement, if made on or as of the date of such event or the Closing Date, untrue or inaccurate in any material respect; and (b) of any material adverse change in Palomar's or Sub's business, results of operations or financial condition. Palomar or Sub shall deliver to TTI copies of any filings made with the Securities and Exchange Commission including, without limitation, any reports filed on Form 10-KSB, Form 10-QSB or Form 8-K.

                  5.2 MAINTENANCE OF BUSINESS. Palomar shall use best efforts to carry on and preserve its goodwill, its business and its relationships with customers, suppliers, employees and others in substantially the same manner as it has prior to the date hereof. If Palomar becomes aware of a material deterioration in the relationship with any customer, supplier or key employee, it will promptly bring such information to the attention of TTI in writing (provided, however, that Palomar shall not be required to disclose to TTI confidential information of a third party so long as Palomar informs TTI in writing that it is unable to provide such information in a specific case and the reason therefor, and provides such information to TTI's counsel, on an "attorney-only basis," if requested by TTI) and, if requested by TTI, will exert all reasonable efforts to restore the relationship.

                  5.3 CONDUCT OF BUSINESS. Palomar will continue to conduct its business and maintain its business relationships in the ordinary and usual course.

                  5.4 SATISFACTION OF CONDITIONS PRECEDENT. Palomar and Sub shall use all reasonable efforts to satisfy or cause to be satisfied all the conditions precedent which are set forth in Section 8 and Palomar and Sub shall use all reasonable efforts to cause the transactions contemplated by this Agreement to be consummated, and, without limiting the generality of the foregoing, to obtain all consents and authorizations of third parties and to make all filings with, and give all notices to, third parties that may be necessary or reasonably required on its part to effect the transactions contemplated hereby.

                  5.5 REGULATORY APPROVALS. Palomar and Sub shall execute and file, or join in the execution and filing, of any application or other document that may be necessary to obtain the authorization, approval or consent of any governmental body, federal, state, local or foreign, which may be reasonably required, or which TTI may reasonably request, in connection with the consummation of the transactions contemplated by this Agreement, including without limitation, applicable state securities laws. Palomar and Sub shall use all reasonable efforts to obtain all such authorizations, approvals and consents.

                  5.6 NECESSARY CONSENTS. Palomar and Sub shall use all reasonable efforts to obtain such written consents and take such other actions as may be necessary or appropriate for Palomar and Sub, in addition to those set forth in Section 5.5, to allow the consummation of the transactions contemplated hereby and to allow the Surviving Corporation to carry on TTI's business after the Closing.

                  5.7 REGISTRATION AND DISCLOSURE STATEMENTS. Promptly, following the date hereof but in any event no later than twenty (20) business days thereafter, Palomar shall file with the Commission a registration statement on Form S-3 (or such other form as shall be available to register the resale of the Palomar Common Stock being issued in the Merger) providing for the resale by the shareholders of TTI of a number of shares of Palomar Common Stock equal to $11,500,000 divided by the Conversion Price (the "Initial Registration Statement"). Palomar shall use its best efforts, subject to receipt of necessary information from the shareholders of TTI, to cause the Initial Registration Statement to become effective prior to the Closing. Palomar shall provide to TTI as many copies of the Commission filings as TTI shall reasonably request to be used by TTI in connection with its solicitation of written consents or proxies of the TTI shareholders approving the Merger.

6.       INDEMNIFICATION.

                  6.1 INDEMNIFICATION.

                  (a) TTI and the Stockholder (collectively, the "Selling Parties") hereby agree to indemnify, defend and hold Palomar and Sub (collectively, the "Purchasing Parties") harmless from and against the amount of any actual (or potential in the case of any litigation or claims by any person not a party to this Agreement) damage, loss, cost or expense (including reasonable attorneys' fees and settlement costs) ("Loss") to Purchasing Parties occasioned or caused by, resulting from or arising out of:

                           (i) any  failure by TTI or  Stockholder  to  perform,
abide by or fulfill any of the agreements, covenants or obligations set forth in or entered into in connection with this Agreement to be so performed or fulfilled by TTI or Stockholder; and/or

                           (ii)  any  inaccuracy  in or  breach  of  any  of the
representations or warranties set forth in this Agreement, or any certificate or Schedule or other writing furnished to Palomar or Sub pursuant hereto.

                  (b) TTI's obligation to indemnify the Purchasing Parties as set forth in Section 6.1(a) shall apply prior to the Effective Time and the Stockholder's obligation to indemnify the Purchasing Parties as set forth in
Section 6.1(a) shall apply after the Effective Time.

                  (c) Palomar hereby agrees to defend and hold TTI and its shareholders harmless from and against the amount of any actual Loss occasioned or caused by, resulting from or arising out of:

                           (i) any failure by Palomar or Sub to  perform,  abide
by or fulfill any of the agreements, covenants or obligations set forth in or entered into in connection with this Agreement to be so performed or fulfilled by Palomar or Sub; and/or

                           (ii)  any  inaccuracy  in or  breach  of  any  of the
representations or warranties set forth in this Agreement, or any certificate or Schedule or other writing furnished to TTI pursuant hereto.

         The amount of any Loss shall be the amount of cash reimbursement or set-off that, when received by the indemnified party incurring such loss, shall place such indemnified party in the same financial position it or they would have been in if such Loss had not occurred.

                  6.2 NOTICE OF CLAIM. The party or parties claiming indemnification under Section 6.1 above (the "Indemnified Parties") shall give prompt written notice to the party or parties from whom indemnification is sought (the "Indemnifying Parties") of any claim (actual or threatened) or other event which in the judgment of the Indemnified Parties might result or has resulted in a Loss by the Indemnified Parties hereunder, and the Indemnifying Parties shall have the right to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Parties, who shall conduct the defense of such claim (actual, threatened or asserted) or litigation, shall be reasonably satisfactory to the Indemnified Parties and the Indemnified Parties may participate in such defense at their expense, and provided, further, that the omission by the Indemnified Parties to give notice as provided herein shall not relieve the Indemnifying Parties of their obligations hereunder except to the extent that the omission results in a failure of actual notice to the Indemnifying Parties and the Indemnifying Parties are damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or decree or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to Indemnified Parties of a release from all liability in respect to such claim or litigation, and no Indemnifying Party shall have liability with respect to any payment made by an Indemnified Party in connection with the settlement, satisfaction or compromise of any claim unless the Indemnifying Parties shall have approved thereof in advance in writing. If the Indemnified Parties shall not have received notice that the Indemnifying Parties shall assume the defense of such claim within twenty (20) days after the notice is sent to the Indemnifying Parties of the existence of such claim, the Indemnified Parties shall be free to proceed with the defense of such claim. Each such notice shall be accompanied (or followed as promptly as is reasonably practicable after the amount of such Loss becomes determinable) by a certificate signed by the Indemnified Party (the holders of a majority of the shares of TTI or their designated representative or the President of Palomar or Sub, as the case may
be) and setting forth in reasonable detail the calculation of the amount of such Loss in accordance with the provisions hereof, and accompanied by copies of all relevant documents and records. The omission to give such notice or provide such certificate by the Indemnified Parties shall not relieve Indemnifying Parties of their obligation under this Section except to the extent such omission results in a failure of actual notice to the Indemnifying Parties and Indemnifying Parties are damaged solely by such failure to give notice. No Loss shall be considered to have occurred with respect to any payment made by any Indemnified Parties in settlement, satisfaction or compromise of any claim unless the Indemnifying Parties shall have approved thereof in advance and in writing.

                  6.3 SET-OFF OR REIMBURSEMENT. Purchasing Parties shall have the right to set-off against the delivery of any shares of Common Stock (valued at $6.25 per share), required to be delivered under this Agreement, the amount of all Losses incurred by Purchasing Parties (or, if such amounts have theretofore been paid, then to receive prompt return of a number of shares of Common Stock equal to the amount of the Loss divided by $6.25). Purchasing Parties shall deliver to Selling Parties a written notice explaining the nature and amount of each such set-off or required reimbursement as promptly as is reasonably practicable after Purchasing Parties shall have determined to make such set-off or to require such reimbursement. Purchasing Parties may make such set-offs or require such reimbursements in any order they choose.

                  6.4 LIMITATION ON INDEMNITY. In seeking indemnification for Losses under this Section 6, the liability of the Stockholder shall be limited to, and the Purchasing Parties shall exercise their remedies at any time after the Effective Time solely with respect to the Palomar Common Stock (or an amount equal to the proceeds therefrom in the event the Stockholder shall have sold his shares of Palomar Common Stock) received by the Stockholder pursuant to this Agreement up to that number of shares that would have a fair market value of (or, if the Stockholder shall have sold his shares of Palomar Common Stock, an amount equal to) $1,500,000. The indemnification by the Stockholder shall not apply (i) unless the Losses arose from an inaccuracy in or breach of any of the representations or warranties set forth in this Agreement, or any certificate or Schedule or other writing furnished to Palomar or Sub pursuant hereto, of which the Stockholder was aware at the date of this Agreement, at the date of the making of the representation or warranty if subsequent to this Agreement, or as of the Closing, and (ii) unless and until the aggregate Losses for which one or more Purchasing Parties is entitled under this Section 6 exceeds $100,000, in which event the indemnification shall cover all losses in excess of $100,000. The indemnification set forth in this Section 6 shall expire and be of no further force and effect upon the termination of the representations, warranties, indemnities and covenants as set forth in Section 11.1.

7.   CLOSING MATTERS.

                  7.1 THE CLOSING. Subject to termination of this Agreement as provided in Section 10 below, the closing of the transactions provided for herein (the "Closing") will take place at the offices of Foley, Hoag & Eliot at 10:00 a.m., Boston, Massachusetts Time on or before March 23, 1996 or, at Palomar's option, at any time within thirty (30) days thereafter, or if all conditions to closing have not been satisfied or waived at such other place, time and date as Palomar and TTI may mutually select (the "Closing Date"). Prior to or concurrently with the Closing, the Articles of Merger and Plan of Merger will be filed in the office of the Secretary of State of Arizona.

          7.2 EXCHANGE OF CERTIFICATES.

         (a) As of the Effective Time: (i) shares of TTI Common Stock that are outstanding immediately prior thereto shall, by virtue of the Merger and without further action, cease to exist and shall be converted into the right to receive from Palomar the number of shares of Palomar Common Stock determined as set forth in Section 1.1; and (ii) each share of Common Stock of Sub will be converted into a share of Common Stock of TTI.

         (b) At the Closing, the TTI shareholders shall surrender the certificate(s) for their shares of TTI Common Stock (the "TTI Certificates"), duly endorsed as requested by Palomar, to Palomar for cancellation. Promptly after receipt of such TTI Certificates, Palomar shall issue and deliver to the TTI shareholders certificates for the number of shares of Palomar Common Stock determined as set forth in Section 1.1.

         (c) All Palomar Common Stock delivered upon the surrender of TTI Certificates in accordance with the terms hereof (and any cash paid for fractional shares) shall be deemed to have been delivered in full satisfaction of all rights pertaining to such TTI Common Stock. After the Effective Time, there will be no further registration of transfers on the stock transfer books of TTI or its transfer agent of the TTI Common Stock owned by the TTI shareholders immediately before the Effective Time.

8.       CONDITIONS TO OBLIGATIONS OF TTI.

         TTI's obligations hereunder are subject to the fulfillment or satisfaction, on and as of the Closing, of each of the following conditions (any one or more of which may be waived by TTI, but only in a writing signed by TTI):

                  8.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Palomar and Sub set forth in Section 3 shall be true and accurate in every material respect on and as of the Closing with the same force and effect as if they had been made at the Closing.

                  8.2 COVENANTS. Palomar and Sub shall have performed and complied in all material respects with all of their respective covenants contained in Section 5 on or before the Closing.

                  8.3 ABSENCE OF ADVERSE BUSINESS CHANGE. There shall not have been any material adverse change in the business or financial condition of Palomar or Sub.

                  8.4 PALOMAR COMPLIANCE CERTIFICATE. TTI shall have received a certificate signed by the President or Chief Executive Officer of Palomar certifying that the conditions set forth in Section 5 have been fulfilled.

                  8.5 COMPLIANCE WITH LAW. There shall be no order, decree, or ruling by any court or governmental agency or threat thereof, or any other fact or circumstance, which would prohibit or render illegal the transactions contemplated by this Agreement.

                  8.6 GOVERNMENT CONSENTS. There shall have been obtained at or prior to the Closing Date such permits or authorizations, and there shall have been taken such other action, as may be required to consummate the Merger by any regulatory authority having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws.

                  8.7 REGISTRATION. The Initial Registration Statement shall be declared effective on or before the Closing Date. When the Initial Registration Statement becomes effective, it shall comply in all material respects with the provisions of the Securities Act and the published rules and regulations thereunder.

                  8.8 DOCUMENTS. TTI shall have received all written consents, assignments, waivers, authorizations or other certificates reasonably deemed necessary by their legal counsel to consummate the transactions contemplated hereby.

                  8.9 SHAREHOLDER AND BOARD APPROVAL. The principal terms of this Agreement, the Plan of Merger and the Merger shall have been approved and adopted by the holders of not less than 95% of the shares of TTI's Common Stock in accordance with applicable law and TTI's Articles of Incorporation and Bylaws.

                  8.10 NO LITIGATION. No litigation or proceeding shall be threatened or pending which could be reasonably expected to have a material adverse effect on the present or future operations of financial condition of Palomar.

                  8.11 PLAN OF MERGER. Sub shall have executed and delivered the Plan of Merger.

                  8.12 OPINION OF COUNSEL TO PALOMAR. TTI shall have received from Foley, Hoag & Eliot, counsel to Palomar, an opinion regarding the matters set forth in Sections 3.1, 3.2 and 3.7 hereof, in form and substance reasonably satisfactory to it.

                  8.13 CONSULTING AND EMPLOYMENT AGREEMENTS. Palomar shall have executed and delivered consulting and employment agreements for each of the Stockholder, Steven Osman and Jack Barlow, as the case may be.

9.       CONDITIONS TO OBLIGATIONS OF PALOMAR.

         The obligations of Palomar and Sub hereunder are subject to the fulfillment or satisfaction on, and as of the Closing, of each of the following conditions (any one or more of which may be waived by Palomar and Sub, but only in a writing signed by Palomar and Sub):

                  9.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of TTI set forth in Section 2 shall be true and accurate in every material aspect on and as of the Closing with the same force and effect as if they had been made at the Closing.

                  9.2 COVENANTS. TTI shall have performed and complied in all material respects with all of its covenants contained in Section 4 on or before the Closing.

                  9.3 ABSENCE OF ADVERSE BUSINESS CHANGE. There shall not have been any material adverse change in the employees, business or financial condition of TTI.

                  9.4 TTI COMPLIANCE CERTIFICATE. Palomar shall have received a certificate signed by the President of TTI certifying that the conditions set forth in Section 4 have been fulfilled.

                  9.5 COMPLIANCE WITH LAW. There shall be no order, decree, or ruling by any court or governmental agency or threat thereof, or any other fact or circumstance, which would prohibit or render illegal the transactions contemplated by this Agreement.

                  9.6 GOVERNMENT CONSENTS. There shall have been obtained at or prior to the Closing Date such permits or authorizations, and there shall have been taken such other action, as may be required to consummate the Merger, by any regulatory authority having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws.

                  9.7 REGISTRATION. The Initial Registration Statement shall be declared effective on or before the Closing Date. When the Initial Registration Statement becomes effective, it shall comply in all material respects with the provisions of the Securities Act and the published rules and regulations thereunder.

                  9.8 DOCUMENTS. Palomar shall have received all written consents, assignments, waivers, authorizations or other certificates reasonably deemed necessary by Palomar's legal counsel to provide for the continuation in full force and effect of any and all material contracts and leases of TTI and to consummate the transactions contemplated hereby.

                  9.9 NO LITIGATION. No litigation or proceeding shall be threatened or pending which could be reasonably expected to have a material adverse effect on the present or future operations or financial condition of TTI.

                  9.10 REQUISITE APPROVALS. The principal terms of this Agreement, the Plan of Merger and the Merger shall have been approved and adopted by the Board of Directors of Palomar, by Palomar as sole shareholder of Sub and by the holders of not less than 95% of the shares of TTI's Common Stock in accordance with applicable law and TTI's Articles of Incorporation and Bylaws.

                  9.11 PLAN OF MERGER. TTI shall have executed and delivered the Plan of Merger.

                  9.12 OPINION OF COUNSEL TO TTI. Palomar shall have received from Wilson Ryan & Campilongo, an opinion regarding the matters set forth in Sections 2.1, 2.2, 2.3, 2.5, 2.6 and 2.13 hereof, in form and substance satisfactory to it.

                  9.13 STOCK SUBSCRIPTION AGREEMENTS. Each stockholder of TTI shall have signed and delivered to Palomar a Stock Subscription Agreement, which agreement will include without limitation usual and customary representations concerning the stockholder's status as an "accredited investor" and the stockholder's investment intent, in form and substance satisfactory to Palomar.

                  9.14  CONSULTING  AND  EMPLOYMENT  AGREEMENTS.   Each  of  the
Stockholder, Steven Osman and Jack Barlow shall have executed and delivered to Palomar consulting or employment agreements, as the case may be.

                  9.15 POOLING. The Merger shall be accounted for as a pooling of interests under applicable Commission and AICPA standards and TTI shall have delivered to Palomar a certificate or other written assurance from TTI's certified public accountant in form and content reasonably satisfactory to Palomar's accountant that TTI is a poolable entity.

                  9.16 DILIGENCE. Palomar shall have completed due diligence review of the legal and business affairs of TTI, with results reasonably satisfactory to Palomar.

                  9.17 PALOMAR TRADING PRICE. The average closing "ask" price for Palomar Common Stock for the ten (10) trading days immediately prior to the Closing, as quoted on the NASDAQ, shall not be less than $5.00.

                  9.18 CONVERSION OR EXERCISE OF DERIVATIVE SECURITIES. Each of the Derivative Securities of TTI shall have been exercised for or converted into shares of TTI Common Stock.

                  9.19 CERTIFICATE FROM TTI'S LICENSOR. TTI shall deliver to Palomar a certificate signed by the President of TTI's licensor, Pulse Systems, Inc. ("Licensor"), certifying that (i) Licensor has diligently prosecuted and maintained the patents and patent applications relating to the technology licensed to TTI under the terms of that certain License Agreement between Licensor and TTI dated March 2, 1995 (the "License Agreement") and will continue to do so, and (ii) Licensor continues to have the right to grant the license granted to TTI under the terms of the License Agreement.

10.       TERMINATION OF AGREEMENT.

                  10.1 TERMINATION.

                  (a) This Agreement may be terminated at any time prior to the Closing by the mutual written consent of each of the parties hereto.

                  (b) Either party may terminate this Agreement if the Merger is not consummated by May 15, 1996, provided, however, that such termination shall not release any party hereto from any liability they might have on account of the breach of any of their obligations under this Agreement (including, without limitation, their obligations to use all reasonable effort to cause the transactions contemplated by this Agreement to be consummated).

                  (c) If there is a material adverse change in the business, or financial condition, of Palomar or TTI, the other party may, at its option, terminate this Agreement.

                  10.2 NOTICE.  Any  termination  of this  Agreement  under this
Section 10 will be effective upon the delivery of written notice by the terminating party to the other party hereto.

                  10.3 CERTAIN CONTINUING OBLIGATIONS. Following any termination of this Agreement pursuant to this Section 10, the parties hereto will continue to perform their respective obligations under Section 12.17 but will not be required to continue to perform their other covenants under this Agreement.

11.      SURVIVAL OF REPRESENTATIONS; POST CLOSING COVENANTS.

                  11.1 SURVIVAL OF REPRESENTATIONS. Unless otherwise specified herein, the respective representations, warranties and covenants of TTI, Palomar and Sub contained in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the parties to this Agreement, until the date that is the earlier of: (i) the termination of this Agreement in accordance with its terms; or (ii) eighteen months after the Closing Date, upon which date (the "Release Date") such representations, warranties, covenants and indemnities will expire (except for covenants that by their terms survive for a longer period).

                  11.2 LEASE AND PATIENT FINANCING. Palomar and TTI agree and covenant that subsequent to the Closing, TTI may honor the commitment made by TTI to its joint venture partner, National Technology Leasing, Inc. ("NTL") regarding the establishment of a lease-to-own program for equipment and patient financing for various medical procedures. Palomar will allow NTL to serve as the exclusive provider of the aforementioned services for TTI, but both parties agree to discuss the possibility of either a merger or joint venture between the existing Palomar product financing entity and NTL. If there is an agreement to provide a modification to the ownership and marketing structure of the financing entities, such will be the subject of a separate agreement.

                  11.3 ADDITIONAL REGISTRATION STATEMENTS. Palomar shall file registration statements with respect to the resale by the shareholders of TTI of a number of shares of Palomar Common Stock equal to $8,500,000 divided by the Conversion Price (the "Remaining Shares") and use its best efforts, subject to receipt of necessary information from the shareholders of TTI, to cause such registration statements to become effective on the following schedule, a registration statement covering resale of 25% of the Remaining Shares to be effective nine months after the Closing and three additional registration statements each covering the resale of 25% of the Remaining Shares to become effective one at the end of each ninety (90) day period following the nine month registration statement.

12.      MISCELLANEOUS.

                  12.1 GOVERNING LAW. The internal laws of the State of Delaware (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

                  12.2 ASSIGNMENT. Neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  12.3 SEVERABILITY. If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

                  12.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument.

                  12.5 OTHER REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

                  12.6 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default.

                  12.7 NO WAIVER. The failure of any party to enforce any of the provisions hereof will not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

                  12.8 EXPENSES. Each party will bear its respective expenses and fees of its own accountants, attorneys, investment bankers, brokers, finders and other professionals incurred with respect to this Agreement and the transactions contemplated hereby. If the Merger is consummated, TTI will pay (or reserve for payment) at or immediately before the Closing all accounting and attorneys' fees and expenses incurred by TTI in connection with the Merger.

                  12.9 ATTORNEYS' FEES. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

                  12.10 NOTICES. Any notice or other communication required or permitted to be given under this Agreement shall be in writing, and shall be delivered personally or sent by certified or registered mail, return receipt requested, or by a nationally recognized express courier service, postage or other fees prepaid, and will be deemed given upon actual delivery or, if mailed by registered or certified mail, three business days after deposit in the mails, or, if sent by courier service, one business day after delivery to the courier service, addressed as follows:

                  (a)      If to Palomar or Sub:

                           PALOMAR MEDICAL TECHNOLOGIES, INC.
                           66 Cherry Hill Drive
                           Beverly, MA 01915
                           Attention:  Steven Georgiev

                           with a copy to:

                           FOLEY, HOAG & ELIOT
                           One Post Office Square
                           Boston, MA 02109
                           Attention:  David Broadwin, Esq.


                  (b)      If to TTI:

                           TISSUE TECHNOLOGIES, INC.
                           4601 McLeod Road N.E.
                           Alburquerque, NM 87109
                           Attention: Mario Barton


                           with a copy to:

                           WILSON, RYAN & CAMPILONGO
                           115 Sansome Street, Suite 400
                           San Francisco, CA 94104
                           Attention: Christopher B. Tigno, Esq.

or to such other address as a party may have furnished to the other parties by written notice given in accordance with this Section 12.10.

                  12.11 CONSTRUCTION OF AGREEMENT. This Agreement has been negotiated by the respective parties hereto and their attorneys, and the language hereof will not be construed for or against either party. A reference to a section or an exhibit will mean a section or exhibit to this Agreement, unless otherwise explicitly set forth. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.

                  12.12 NO JOINT VENTURE. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between any of the parties hereto. No party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party. No party shall have the power to control the activities and operations of any other and their status is, and at all times continue to be, that of independent contractors with respect to each other. No party shall have any power or authority to bind or commit any other. No party shall hold itself out as having any authority or relationship in contravention of this Section.

                  12.13 FURTHER ASSURANCES. Each party agrees to cooperate fully with each other party and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                  12.14 ABSENCE OF THIRD PARTY BENEFICIARY RIGHTS. No provisions of this Agreement are intended, nor shall be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, stockholder, partner or employee of any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

                  12.15 PUBLIC ANNOUNCEMENT. TTI will not issue any press release or make any other public disclosure regarding the matters set forth herein without the prior express written approval of Palomar, which approval shall not be unreasonably withheld. Palomar may issue such press releases, and make such other disclosures regarding the Merger, as it determines are required under applicable securities laws or NASD rules after reasonable consultation, where possible, with TTI. Palomar and TTI will take all reasonable precautions to prevent any trading in the securities of Palomar by officers, directors, employees and agents of Palomar or TTI, as the case may be: (a) having knowledge of any material information regarding Palomar or TTI provided hereunder until the information in question has been publicly disclosed; or (b) to the extent that such trading would adversely affect the treatment of the Merger as a "pooling of interests" for accounting purposes.

                  12.16 INTEGRATION. This Agreement, together with all Schedules and Exhibits, constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes all prior agreements or understandings of the parties relating thereto, including without limitation a Memorandum of Understanding dated February 9, 1996.

                  12.17 CONFIDENTIALITY. The parties hereto agree that all information, whether written or oral, concerning the other party, its customers, personnel, products, financial performance or business, disclosed to the other party or its representatives in the course of meetings, conversations, negotiations or due diligence investigations in connection with the transactions contemplated by this Agreement that is marked or identified as "confidential" or which might permit the disclosing party to obtain a competitive advantage over those who do not have access thereto ("Confidential Information"), and the specific financial terms and conditions of this Agreement, shall be held in confidence by the receiving party and not used by the receiving party or its representatives, except as contemplated by this Agreement. Each party shall exercise the same standard of care to protect any Confidential Information of the other party disclosed under this Section 12.17 as it uses to protect its own confidential information. Confidential Information does not include information which (a) is or becomes a part of the public domain through no act or omission of the receiving party, (b) was in the receiving party's lawful possession prior to the disclosure and had not been obtained by the receiving party either directly or indirectly from the disclosing party or unlawfully from any third party, (c) is lawfully disclosed to the receiving party by a third party without restriction on disclosure; or (d) is independently developed by the receiving party.

                  12.18 OBSERVER RIGHTS. For so long as the Stockholder is obligated to indemnify Palomar in accordance with Section 6 of this Agreement, the Stockholder shall be permitted to attend each meeting of the Board of Directors of Palomar and to participate in all discussions during such meeting. Palomar shall send to the Stockholder notice of the time and place of each such meeting in the same manner and at the same time as it shall send such notice to its directors. In the event that the Stockholder can not attend any meeting of the Board of Directors that he is permitted to attend pursuant to this Section 12.18, the Stockholder may designate a person to attend in his place, provided that the attendance of such person is approved in advance by the Chairman of the Board of Palomar, in his sole discretion.

                  12.19 ARBITRATION.  In the event the parties hereto are unable to resolve any dispute with respect to claims arising hereunder within 30 days of written notice of such dispute by one party to the others, such dispute shall be settled by compulsory and binding arbitration by a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. The parties agree that such arbitration shall be held in Boston, Massachusetts.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        PALOMAR MEDICAL
                                        TECHNOLOGIES, INC.


                                        By:   /s/ Steve N. Georgiev
                                           -------------------------------
                                                Name:  Steve N. Georgiev
                                                Title: Chairman


                                        TTI ACQUISITION CORP.


                                        By:   /s/ Steve N. Georgiev
                                          -------------------------------
                                                Name:  Steve N. Georgiev
                                                Title: President


                                        TISSUE TECHNOLOGIES, INC.


                                        By:   /s/ Mario Barton
                                          -------------------------------
                                                Name:  Mario Barton
                                                Title: President


                                          /s/ Mario Barton
                                          -------------------------------
                                          Mario Barton